UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2025

Harley-Davidson, Inc.

(Exact name of registrant as specified in charter)

Wisconsin	1-9183	39-1382325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3700 West Juneau Avenue, Milwaukee, Wisconsin 53208

(Address of principal executive offices, including zip code)

(414) 342-4680

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
COMMON STOCK, $0.01 par value per share	HOG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 31, 2025 (the “Closing Date”), Harley-Davidson Financial Services, Inc. (“HDFS”), a Delaware corporation and wholly owned subsidiary of Harley-Davidson, Inc. (the “Company”), completed the previously announced issuance of Class A Common Stock in HDFS (the “Common Stock”) equivalent to (i) 4.9% of the Common Stock (on a fully diluted basis) to KKR Morrow OpCo Aggregator LLC, a Delaware limited liability company (“KKR-OpCoAgg”) and (ii) 4.9% of the Common Stock (on a fully diluted basis) to the PIMCO Entities (as defined below), as assignees of Cavendish LLC, a Delaware limited liability company (“Cavendish”) pursuant to an Assignment (as defined below), resulting in a total issuance of 9.8% of the Common Stock, after giving effect to the issuances (the “Subscription Closing”). Prior to the Subscription Closing, on October 31, 2025, Cavendish and HDFS executed a certain assignment and assumption agreement (the “Assignment”), that assigned to certain affiliates of Cavendish (collectively, the “PIMCO Entities”) all rights, title and interests in and to, and obligations and liabilities under, the subscription agreement between HDFS and Cavendish dated July 30, 2025. Cavendish LLC and each of the PIMCO Entities are directly or indirectly beneficially owned by one or more funds or separate accounts for which Pacific Investment Management Company LLC is the investment manager.

In connection with the Subscription Closing, HDFS and the Company simultaneously entered into that certain HDFS stockholders agreement with KKR-OpCoAgg and HDFS stockholders agreement with the PIMCO Entities, in each case effective as of the Closing Date and on the terms and conditions as described in the Company’s Current Report on Form 8-K filed on August 5, 2025.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Also on the Closing Date, Harley-Davidson Credit Corp. (“HDCC”), a Nevada corporation and wholly owned subsidiary of the Company, completed the previously announced sale of a portion of HDCC’s motorcycle promissory notes and security agreements portfolio to KKR Morrow Trust, a Delaware statutory trust (“KKR Trust”) and HDL Trust, as assignee of Cavendish, for a purchase price of $4.06 billion (the “HDCC Transaction”). The HDCC Transaction constituted a significant disposition for purposes of Item 2.01 of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Back Book Purchase and Sale Agreement, dated July 30, 2025, between Harley-Davidson Credit Corp. and KKR Morrow Trust (Incorporated by reference to Exhibit 10.4 to the Quarterly Report on Form 10-Q, filed by the Company on November 5, 2025 (File No. 001-09183)).
2.2*	Master Purchase and Sale Agreement, dated July 30, 2025, between Harley-Davidson Credit Corp. and KKR Morrow Trust (Incorporated by reference to Exhibit 10.5 to the Quarterly Report on Form 10-Q, filed by the Company on November 5, 2025 (File No. 001-09183)).
2.3*	Back Book Purchase and Sale Agreement, dated July 30, 2025, between Harley-Davidson Credit Corp. and Cavendish LLC (Incorporated by reference to Exhibit 10.8 to the Quarterly Report on Form 10-Q, filed by the Company on November 5, 2025 (File No. 001-09183)).
2.4*	Master Purchase and Sale Agreement, dated July 30, 2025, between Harley-Davidson Credit Corp. and Cavendish LLC (Incorporated by reference to Exhibit 10.9 to the Quarterly Report on Form 10-Q, filed by the Company on November 5, 2025 (File No. 001-09183)).
2.5*	Omnibus Amendment, dated August 20, 2025, between Harley-Davidson Credit Corp. and KKR Morrow Trust.
2.6*	Omnibus Amendment, dated August 20, 2025, between Harley-Davidson Credit Corp. and Cavendish LLC.
2.7*	Second Amendment to Purchase Agreements, and First Amendment to Servicing Agreement, and Waiver with Respect to Back Book Purchase Agreement, dated as of October 30, 2025 between Harley-Davidson Credit Corp. and KKR Morrow Trust.
2.8*	Second Amendment to Master Purchase and Sale Agreement and Waiver with Respect to Back Book Purchase and Sale Agreement, dated as of October 31, 2025, between Harley-Davidson Credit Corp. and Cavendish LLC.

*Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Regulation S-K, Item 601(b)(2) and (10).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON, INC.

Date: November 6, 2025	/s/ Paul J. Krause
Paul J. Krause
Secretary

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